Exhibit 10

LIMITED WAIVER AND SECOND AMENDMENT TO
CREDIT AND SECURITY AGREEMENT

This LIMITED WAIVER AND SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Second Amendment") is entered into as of April 30, 2015, among MFRI, INC., a Delaware corporation (the "Company"), MIDWESCO FILTER RESOURCES, INC., a Delaware corporation ("Midwesco"), PERMA-PIPE, INC., a Delaware corporation ("Perma-Pipe"), TC NILES CORPORATION, a Delaware corporation ("TC Niles"), TDC FILTER MANUFACTURING, INC., a Delaware corporation ("TDC"), MM NILES CORPORATION, a Delaware corporation ("MM Niles"), and PERMA-PIPE CANADA, INC., a Delaware corporation ("Perma-Pipe Canada") (each of the Company, Midwesco, Perma-Pipe, TC Niles, TDC, MM Niles, and Perma-Pipe Canada may be referred to herein individually, as a "Borrower" and collectively, as "Borrowers"), and BMO HARRIS BANK N.A., as lender ("Lender").

WHEREAS, Lender and Borrowers entered into a certain Credit and Security Agreement dated September 24, 2014 (as amended by that certain Consent and First Amendment to Credit and Security Agreement, dated as of February 5, 2015, and as hereby and further amended, restated, supplemented, and/or modified from time to time, the "Credit Agreement"); and
WHEREAS, Lender and Borrowers desire to amend certain provisions of the Credit Agreement pursuant to the terms hereof.
NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made Lender to Borrower, the parties hereto agree as follows:
1.Definitions. All capitalized terms used herein without definition shall have the meanings contained in the Credit Agreement.

2.Amendments to Credit Agreement.
(A)    Amended Definition. The definition of “Borrowing Base” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety and restated as follows:
"Borrowing Base" means, at any time of calculation, an amount equal to:
(a)    the Value of Eligible Accounts (less all cash received but not yet applied in respect of such Eligible Accounts) multiplied by eighty-five percent (85%); plus
(b)    the Value of Eligible Supported Accounts (less all cash received but not yet applied in respect of such Eligible Supported Accounts) multiplied by ninety percent (90%); plus
(c)    the lesser of (i) the Cost of Eligible Inventory other than work in progress multiplied by sixty percent (60%) and (ii) $16,000,000; plus
(d)    the lesser of (i) the Cost of Eligible Inventory constituting work in progress multiplied by fifty-five percent (55%) and (ii) $2,500,000; plus
(e)    the cash surrender value of Assigned Life Insurance Policies multiplied by ninety percent (90%); minus

(f)    the amount of all Availability Reserves.
The term "Borrowing Base" and the calculation thereof shall not include any assets or property acquired in an Acquisition unless the Lender has conducted Field Exams and appraisals reasonably required by it (with results reasonably satisfactory to the Lender) and the Person owning such assets or property shall be a (directly or indirectly) wholly-owned Domestic Subsidiary of the Company and shall have become a Borrower.
(B)    New Definitions. The definitions of "Assigned Life Insurance Policies" and "Second Amendment" are hereby inserted in Section 1.01 of the Credit Agreement in appropriate alphabetical order as follows:
"Assigned Life Insurance Policies" means those certain life insurance policies on the lives of certain employees or former employees of the Company as set forth on Schedule  1 to the Second Amendment, as amended from time to time pursuant to Section 7.02(g), that (x) have been issued by an insurance carrier acceptable to Lender in its reasonable credit judgment and (y)  have been pledged to Lender for the benefit of the Credit Parties pursuant to collateral assignment(s) in form and substance acceptable to Lender in its reasonable credit judgment.
"Second Amendment" means that certain Second Amendment to Loan and Security Agreement dated as of April 30, 2015 by and among Borrowers and Lender.
(C)    An additional clause (g) is hereby added to Section 7.02 of the Credit Agreement as follows:
(g) within fifteen (15) days following the end of each fiscal quarter of Borrowers (which will be on April 30th, July 31st, October 31st and January 31st), current statements from the applicable insurance carrier showing the cash surrender values of each Assigned Life Insurance Policy.
(D)    "and" is hereby deleted from the end of clause (e) of Section 7.02 of the Credit Agreement and "and" is added to the end of clause (f) of Section 7.02 of the Credit Agreement.
3.Limited Waiver. In reliance upon the representations and warranties of the Borrowers set forth in this Second Amendment and subject to the post-closing matters set forth in Section 5, notwithstanding anything to the contrary in the Credit Agreement, Lender hereby waives the following Event of Default resulting from the Company incurring Indebtedness from Pacific Life Insurance Company in the aggregate principal amount of $1,928,832 (the "Life Insurance Indebtedness"), which Indebtedness was not permitted pursuant to Section 8.01 of the Credit Agreement (the "Life Insurance Event of Default"). This limited waiver only pertains to the Life Insurance Event of Default and shall not be deemed to constitute a waiver or consent to any other matter except as specifically set forth herein.

4.Condition Precedent. This Second Amendment shall become effective upon Lender (or its counsel) receiving from the Borrowers and executed counterpart of this Second Amendment on behalf of such party in form and substance acceptable to it.

5.Post-Closing Matters. On or before May 20, 2015, Borrowers shall provide the Lenders (or its counsel) evidence in form and substance satisfactory to the Lender of repayment in full of the Life Insurance Indebtedness. Such evidence, at Borrower’s option, may include a payoff statement or equivalent from the holder of such Life Insurance Indebtedness and a direction from Borrowers for the Lender to repay such Life

Insurance Indebtedness. Prior to the time on which the Lender receives evidence of such repayment (or direction to make such repayment) as provided in the previous sentence or otherwise, the Assigned Life Insurance Policies shall not be included in the Borrowing Base. Within five (5) Business Days after receipt of evidence of such repayment, Lender (or its counsel) shall receive from the Borrowers collateral assignment(s) in favor of Lender with respect to the Assigned Life Insurance Policies in form and substance acceptable to the Lender. During such five (5) Business Day period, such Assigned Life Insurance Policies shall be included within the Borrowing Base even though such Assigned Life Insurance Policies have not been pledged to the Lender. Thereafter, the Assigned Life Insurance Policies shall be excluded from the Borrowing Base, until such time as the Lender receives such collateral assignment(s).

6.Confirmation of Obligations; Release.
(A)The Borrowers hereby confirm that the Borrowers are indebted to Lender for the Loan Obligations, Letter of Credit Obligations and other Obligations as set forth in the Credit Agreement and the other Loan Documents. Each Borrower further acknowledges and agrees that as of the date hereof, it has no claim, defense or set-off right against Lender of any nature whatsoever, whether sounding in tort, contract or otherwise, and has no claim, defense or set-off of any nature whatsoever to the enforcement by Lender of the full amount of the Loans and other Obligations of the Loan Parties under the Credit Agreement and the other Loan Documents.

(B)Notwithstanding the foregoing, to the extent that any claim, cause of action, defense or set-off against Lender or its enforcement of the Credit Agreement, the Revolving Loan Note, or any other Loan Document, of any nature whatsoever, known or unknown, fixed or contingent, does nonetheless exist or may exist on the date hereof, in consideration of Lender’s entering into this Second Amendment, each Borrower irrevocably and unconditionally waives and releases fully each and every such claim, cause of action, defense and set-off which exists or may exist on the date hereof.

7.Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles thereof relating to conflict of laws.

8.Execution in Counterparts. This Second Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy or electronically (such as PDF) shall be effective as delivery of a manually executed counterpart of this Second Amendment.

9.Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Credit Agreement shall remain in full force and effect.

(Signature Pages Follow)

(Signature Page to Second Amendment to Credit and Security Agreement)

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

BORROWERS: MFRI, INC., MIDWESCO FILTER RESOURCES, INC., PERMA-PIPE, INC., TC NILES CORPORATION, TDC FILTER MANUFACTURING, INC., MM NILES CORPORATION and PERMA-PIPE CANADA, INC.
By: /s/ Karl S. Schmidt
Name: Karl J. Schmidt Title: Vice President and Chief Financial Officer

LENDER: BMO HARRIS BANK, N.A.
By: /s/ Terrence McKenna, Jr.
Name: Terrence McKenna, Jr. Title: Vice President